                                                                     EXHIBIT 4.2

10.25% SERIES A PREFERRED SHARES                10.25% SERIES A PREFERRED SHARES

     QNTAP

                                  [QUANTA LOGO]

                          QUANTA CAPITAL HOLDINGS LTD.
              INCORPORATED IN BERMUDA UNDER THE COMPANIES ACT, 1981

                                                               CUSIP G7313F 11 4

THIS IS TO CERTIFY THAT

is the registered holder of

    FULLY PAID 10.25% SERIES A PREFERRED SHARES OF PAR VALUE US$0.01 EACH OF
                          QUANTA CAPITAL HOLDINGS LTD.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association, Bye-Laws and
Certificate of Designation of the Company and shall be transferable in accordance therewith. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

     Dated

COUNTERSIGNED AND REGISTERED:
     THE BANK OF NEW YORK
     TRANSFER AGENT                              INTERIM CHIEF EXECUTIVE OFFICER
     AND REGISTRAR

     BY

          AUTHORIZED SIGNATORY                           CHIEF FINANCIAL OFFICER

THE VOTING RIGHTS EXERCISABLE BY SHAREHOLDERS, DIRECTLY OR INDIRECTLY OR THROUGH
ATTRIBUTION, MAY BE LIMITED TO NOT MORE THAN 9.5% OF THE VOTING POWER CONFERRED
BY OUR SHARES, PURSUANT TO A FORMULA CONTAINED IN THE COMPANY'S BYE-LAWS AND
CERTIFICATE OF DESIGNATION. THE BOARD OF DIRECTORS OF THE COMPANY, BY VIRTUE OF
POWERS CONFERRED BY THE BYE-LAWS AND CERTIFICATE OF DESIGNATION, ALSO HAS THE
DISCRETION TO MAKE SUCH ADJUSTMENTS TO THE AGGREGATE NUMBER OF VOTES ATTACHING
TO THE SHARES OF ANY SHAREHOLDER THAT IT CONSIDERS FAIR AND REASONABLE IN ALL
CIRCUMSTANCES TO ENSURE THAT NO PERSON WILL HOLD MORE THAN 9.5% OF THE COMPANY'S
VOTING RIGHTS AT ANY TIME.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- ____________ Custodian _________
                                                                           (Cust)              (Minor)
     TEN ENT -- as tenants by the entireties         under Uniform Gifts to Minors

     JT TEN  -- as joint tenants with right of       Act _____________________________________
                survivorship and not as tenants                     (State)
                in common

     Additional abbreviations may also be used though not in the above list.

          For Value Received, ____________________________________________
hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

__________________________________________

__________________________________________

     ___________________________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
     ASSIGNEE)

     ___________________________________________________________________________

     ___________________________________________________________________________

     ____________________________________________________________________ Shares
     represented by the within Certificate, and do hereby irrevocably constitute and appoint

     __________________________________________________________________ Attorney
     to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated _____________________

                              --------------------------------------------------
                                      THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                              NOTICE: PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

--------------------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.